Bank of Hawaii Corporation Third Quarter 2014 Financial Results

•	Diluted Earnings Per Share $0.95

•	Net Income $41.8 Million

•	Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 27, 2014) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.95 for the third quarter of 2014, up from $0.94 in the second quarter of 2014, and up from $0.85 in the third quarter of 2013. Net income for the third quarter of 2014 was $41.8 million, an increase from net income of $41.5 million in the previous quarter and $37.7 million in the same quarter last year.

“Bank of Hawaii Corporation continued to perform well during the third quarter of 2014,” said Peter Ho, Chairman, President, and CEO.  “Loan balances grew 2.8 percent from the previous quarter and average deposits grew 1.4 percent.  Our margin remained relatively stable as loan growth partially offset the lower interest rate environment. Asset quality continued to be strong during the quarter and our expenses were well controlled.”

The return on average assets for the third quarter of 2014 was 1.15 percent, down slightly from 1.17 percent in the previous quarter and up from 1.09 percent in the same quarter last year. The return on average equity for the third quarter of 2014 was 15.57 percent, down from 15.87 percent for the second quarter of 2014 and up from 15.02 percent in the third quarter of 2013.

For the nine-month period ended September 30, 2014, net income was $121.9 million, an increase from net income of $111.4 million for the same period last year. Diluted earnings per share were $2.75 for the nine-month period in 2014 compared with diluted earnings per share of $2.50 for the same period in 2013. The 2014 year-to-date return on average assets was 1.15 percent compared with 1.09 percent for the same period in 2013. The 2014 year-to-date return on average equity was 15.53 percent compared with 14.59 percent for the nine months ended September 30, 2013.

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Bank of Hawaii Corporation Third Quarter 2014 Financial Results     Page 2

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2014 was $98.3 million, up $1.0 million from net interest income of $97.3 million in the second quarter of 2014 and up $4.8 million from net interest income of $93.5 million in the third quarter of 2013. Net interest income for the nine-month period in 2014 was $291.6 million compared with net interest income of $274.3 million for the same period in 2013. Analyses of the changes in net interest income are included in Tables 8a, 8b, and 8c.

The net interest margin was 2.85 percent for the third quarter of 2014, a 1 basis point decrease from the net interest margin of 2.86 percent in the second quarter of 2014, and a 2 basis point increase from the net interest margin of 2.83 percent in the third quarter of 2013. The net interest margin for the first nine months of 2014 was 2.86 percent compared with 2.81 percent for the same nine-month period last year.

The Company recorded a negative provision for credit losses of $2.7 million in the third quarter of 2014 compared with a negative provision of $2.2 million in the second quarter of 2014 and no provision recorded in the third quarter of 2013. The negative provision for credit losses for the third quarter of 2014 was primarily due to a reduction in the specific reserve related to one commercial client. The first nine months of 2014 included a negative provision for credit losses of $4.9 million compared to no provision for the first nine months of 2013. The negative provision for the first nine months of 2014 reflects the continued strength of our credit risk profile, several large commercial loan recoveries, as well as the reduction in the specific reserve related to one commercial client as noted above.

Noninterest income was $45.0 million in the third quarter of 2014, an increase of $0.5 million compared with $44.5 million in the second quarter of 2014, and a decrease of $0.1 million compared with $45.1 million in the third quarter of 2013. Noninterest income in the third quarter of 2014 included a net gain of $1.9 million resulting from the sale of 23,000 Visa Class B shares (9,478 Class A equivalents).  Noninterest income in the second quarter of 2014 included a gain of $2.0 million from the sale of 23,500 Visa Class B shares.  The Company also contributed 5,700 Visa Class B shares (2,349 Class A equivalents) to the Bank of Hawaii Foundation during the third quarter of 2014. The contribution of Visa shares to the Bank of Hawaii Foundation has no impact on noninterest expense; however, the contributions favorably impact the effective tax rate.  As of September 30, 2014, the Company has 424,214 Visa Class B shares remaining (174,819 Class A equivalents).  Noninterest income for the nine-months ended September 30, 2014 was $134.2 million, a decrease of $6.7 million compared with noninterest income of $140.9 million for the same period in 2013. The decrease was primarily due to a reduction of $10.9 million in mortgage banking income which was partially offset by net gains of $5.8 million on the sales of Visa Class B shares during the period.

Noninterest expense was $81.0 million in the third quarter of 2014, essentially flat with the previous quarter, and down $2.0 million compared with $83.0 million in the same quarter last year. Noninterest expense for the nine-months ended September 30, 2014 was $245.7 million, a decrease of $2.8 million compared with noninterest expense of $248.5 million for the same period in 2013. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The efficiency ratio for the third quarter of 2014 was 57.74 percent, down from 58.38 percent in the previous quarter and 61.01 percent in the same quarter last year. The efficiency ratio for the nine-month period ended September 30, 2014 was 58.88 percent, an improvement from the efficiency ratio of 60.96 percent for the same period last year.

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Bank of Hawaii Corporation Third Quarter 2014 Financial Results     Page 3

The effective tax rate for the third quarter of 2014 was 32.59 percent compared with 30.86 percent in the previous quarter and 28.91 percent during the same quarter last year. The effective tax rate for the nine-month period ended September 30, 2014 was 30.93 percent compared to 29.99 percent for the same period last year. The lower effective tax rates during 2013 were due to the release of tax reserves and low-income housing and other tax credits.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company’s overall asset quality continued to remain strong during the third quarter of 2014. Total non-performing assets declined to $33.3 million at September 30, 2014, down from non-performing assets of $34.4 million at June 30, 2014 and $33.8 million at September 30, 2013. As a percentage of total loans and leases and foreclosed real estate, non-performing assets declined to 0.50 percent at September 30, 2014, down from 0.53 percent at June 30, 2014 and 0.56 percent at September 30, 2013.
Accruing loans and leases past due 90 days or more were $9.1 million at September 30, 2014, down from $9.7 million at June 30, 2014 and $11.4 million at September 30, 2013. Restructured loans and leases not included in non-accrual loans or accruing loans past due 90 days or more were $45.2 million at September 30, 2014 and primarily comprised of residential mortgage loans with lowered monthly payments to accommodate our borrowers’ financial needs for a period of time. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.
Net loans and leases charged off during the third quarter of 2014 were $0.8 million or 0.05 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $3.7 million during the quarter were partially offset by recoveries of $2.9 million. The Company recorded a net recovery of loans and leases previously charged off of $1.9 million during the second quarter of 2014 as loan and lease charge-offs of $4.0 million were more than offset by recoveries of $5.9 million. Net charge-offs during the third quarter of 2013 were $0.9 million or 0.06 percent annualized of total average loans and leases outstanding, and were comprised of $4.7 million in charge-offs partially offset by recoveries of $3.8 million. Net charge-offs in the nine-month period ended September 30, 2014 were $0.2 million, or 0.00 percent annualized of total average loans and leases outstanding compared with net charge-offs of $5.2 million, or 0.12 percent annualized of total average loans and leases outstanding for the same period in 2013.

The allowance for loan and lease losses was reduced to $110.4 million at September 30, 2014. The ratio of the allowance for loan and lease losses to total loans and leases was 1.67 percent at September 30, 2014, a decrease of 10 basis points from the previous quarter commensurate with continued improvements in credit quality and the Hawaii economy. The reserve for unfunded commitments at September 30, 2014 was unchanged at $5.9 million. Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

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Bank of Hawaii Corporation Third Quarter 2014 Financial Results     Page 4

Other Financial Highlights

Total assets were $14.51 billion at September 30, 2014, down from total assets of $14.84 billion at June 30, 2014 and up from $13.85 billion at September 30, 2013. Average total assets were $14.37 billion during the third quarter of 2014, up from $14.25 billion during the previous quarter and $13.77 billion during the same quarter last year.

The investment securities portfolio was $6.78 billion at September 30, 2014, down from $6.91 billion at June 30, 2014 and $6.91 billion at September 30, 2013. The portfolio remains largely comprised of securities issued by U. S. government agencies and included $4.56 billion in securities held to maturity and $2.22 billion in securities available for sale at September 30, 2014.

Total loans and leases increased to $6.61 billion at September 30, 2014, up from $6.43 billion at June 30, 2014 and $6.01 billion at September 30, 2013. Average total loans and leases were $6.49 billion during the third quarter of 2014, up from $6.27 billion during the second quarter of 2014 and $5.89 billion during the same quarter last year. The commercial loan portfolio increased to $2.73 billion at the end of the quarter, up from commercial loans of $2.69 billion at the end of the previous quarter, and up from $2.48 billion at the end of the same quarter last year. Total consumer loans increased to $3.88 billion at the end of the third quarter of 2014, up from $3.73 billion at the end of the second quarter of 2014, and up from $3.53 billion at the end of the third quarter of 2013 in all loan categories. Loan and lease portfolio balances, including the higher risk loans and leases outstanding, are summarized in Table 10.

Total deposits were $12.36 billion at September 30, 2014, down from $12.67 billion at June 30, 2014, and up from $11.61 billion at September 30, 2013. The decrease from the previous quarter was largely due to strong growth in short-term public and commercial deposits at the end of the second quarter. Average total deposits were $12.20 billion during the third quarter of 2014, up from $12.03 billion during the previous quarter and $11.48 billion during the same quarter last year.

During the third quarter of 2014, the Company repurchased 340.9 thousand shares of common stock at a total cost of $19.8 million under its share repurchase program. The average cost was $58.00 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through September 30, 2014, the Company has repurchased 51.7 million shares and returned over $1.9 billion to shareholders at an average cost of $36.86 per share. Remaining buyback authority under the share repurchase program was $89.2 million at September 30, 2014. From October 1 through October 24, 2014, the Company repurchased an additional 144.0 thousand shares of common stock at an average cost of $55.58 per share.

Total shareholders’ equity was $1.06 billion at September 30, 2014, compared with $1.05 billion at June 30, 2014, and $1.0 billion at September 30, 2013. The ratio of tangible common equity to risk-weighted assets was 15.23 percent at the end of the third quarter of 2014, compared with 15.54 percent at the end of the second quarter of 2014 and 15.62 percent at the end of the same quarter last year. The Tier 1 leverage ratio at September 30, 2014 was 7.19 percent, down from 7.20 percent at June 30, 2014 and up from 7.16 percent at September 30, 2013.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares. The dividend will be payable on December 12, 2014 to shareholders of record at the close of business on November 28, 2014.

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Bank of Hawaii Corporation Third Quarter 2014 Financial Results     Page 5

Hawaii Economy

General economic conditions in Hawaii continued to remain positive during the third quarter of 2014 due to an expanding construction industry, stable tourism, low unemployment, and a strong real estate market.  For the first eight months of 2014, total visitor spending increased 2.1% while total visitor arrivals remained relatively unchanged compared to the same period in 2013.  The statewide seasonally-adjusted unemployment rate was 4.2 percent in September 2014 compared to 5.9 percent nationally.  For the first nine months of 2014, the volume of single-family home sales on Oahu increased 1.6 percent, while the volume of condominium sales on Oahu decreased 0.4 percent compared with the same period in 2013.  The median price of single-family homes on Oahu increased 4.6 percent, while the median price of condominiums on Oahu increased 5.4 percent for the first nine months of 2014 compared to the same nine-month period in 2013.  As of September 30, 2014, months of inventory of single-family homes and condominiums on Oahu remained low at approximately 2.9 months and 3.3 months, respectively.  More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The Company will review its third quarter 2014 financial results today at 6:00 p.m. Eastern Time (12:00 p.m. Hawaii Time). The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com. Conference call participants located in the United States or Canada should dial 1 (800) 708-4540. Other international conference call participants should dial 1 (847) 619-6397. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning on Monday, October 27, 2014 by dialing 1 (888) 843-7419 in the United States or Canada and 1 (630) 652-3042 from other international locations. Enter the pass code number 38213055# when prompted. A replay of the conference call will also be available via the Investor Relations link on the Company’s website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1a
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2014	2014	2013	2014	2013
For the Period:
Operating Results
Net Interest Income	$95,379	$94,412	$90,887	$283,024	$266,787
Provision for Credit Losses	(2,665)	(2,199)	—	(4,864)	—
Total Noninterest Income	44,950	44,481	45,126	134,199	140,945
Total Noninterest Expense	81,030	81,082	82,977	245,659	248,545
Net Income	41,769	41,490	37,704	121,851	111,447
Basic Earnings Per Share	0.95	0.94	0.85	2.77	2.51
Diluted Earnings Per Share	0.95	0.94	0.85	2.75	2.50
Dividends Declared Per Share	0.45	0.45	0.45	1.35	1.35

Performance Ratios
Return on Average Assets	1.15%	1.17%	1.09%	1.15%	1.09%
Return on Average Shareholders' Equity	15.57	15.87	15.02	15.53	14.59
Efficiency Ratio [1]	57.74	58.38	61.01	58.88	60.96
Net Interest Margin [2]	2.85	2.86	2.83	2.86	2.81
Dividend Payout Ratio [3]	47.37	47.87	52.94	48.74	53.78
Average Shareholders' Equity to Average Assets	7.41	7.36	7.23	7.38	7.49

Average Balances
Average Loans and Leases	$6,488,780	$6,274,595	$5,892,888	$6,290,548	$5,826,424
Average Assets	14,372,375	14,253,384	13,769,699	14,221,143	13,633,907
Average Deposits	12,200,654	12,030,010	11,479,185	12,016,485	11,337,792
Average Shareholders' Equity	1,064,589	1,048,429	995,661	1,048,924	1,021,480

Per Share of Common Stock
Book Value	$24.04	$23.72	$22.29	$24.04	$22.29
Tangible Book Value	23.32	23.01	21.58	23.32	21.58
Market Value
Closing	56.81	58.69	54.45	56.81	54.45
High	60.75	61.73	57.13	61.73	57.13
Low	55.55	53.45	50.50	53.45	44.88

		September 30,	June 30,	December 31,	September 30,
		2014	2014	2013	2013
As of Period End:
Balance Sheet Totals
Loans and Leases		$6,606,350	$6,426,353	$6,095,387	$6,006,642
Total Assets		14,510,166	14,844,505	14,084,280	13,848,871
Total Deposits		12,361,441	12,670,034	11,914,656	11,608,134
Long-Term Debt		173,926	173,671	174,706	174,717
Total Shareholders' Equity		1,057,413	1,050,801	1,011,976	992,686

Asset Quality
Allowance for Loan and Lease Losses		$110,362	$113,838	$115,454	$123,680
Non-Performing Assets		33,307	34,389	39,650	33,832

Financial Ratios
Allowance to Loans and Leases Outstanding		1.67%	1.77%	1.89%	2.06%
Tier 1 Capital Ratio [4]		15.32	15.66	16.05	16.04
Total Capital Ratio [4]		16.57	16.91	17.31	17.30
Tier 1 Leverage Ratio [4]		7.19	7.20	7.24	7.16
Total Shareholders' Equity to Total Assets		7.29	7.08	7.19	7.17
Tangible Common Equity to Tangible Assets [5]		7.09	6.88	6.98	6.96
Tangible Common Equity to Risk-Weighted Assets [4,5]		15.23	15.54	15.67	15.62

Non-Financial Data
Full-Time Equivalent Employees		2,170	2,194	2,196	2,205
Branches		74	74	74	74
ATMs		459	457	466	468

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Financial ratios as of December 31, 2013 and September 30, 2013 were revised to conform to the current period calculation.
[5] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 1b “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures					Table 1b
		September 30,	June 30,	December 31,	September 30,
(dollars in thousands)		2014	2014	2013	2013
Total Shareholders' Equity		$1,057,413	$1,050,801	$1,011,976	$992,686
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity		$1,025,896	$1,019,284	$980,459	$961,169

Total Assets		$14,510,166	$14,844,505	$14,084,280	$13,848,871
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Assets		$14,478,649	$14,812,988	$14,052,763	$13,817,354

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements [1]	$6,737,853	$6,559,897	$6,258,178	$6,153,642

Total Shareholders' Equity to Total Assets		7.29%	7.08%	7.19%	7.17%
Tangible Common Equity to Tangible Assets (Non-GAAP)		7.09%	6.88%	6.98%	6.96%

Tier 1 Capital Ratio [1]		15.32%	15.66%	16.05%	16.04%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]		15.23%	15.54%	15.67%	15.62%

[1] Risk-weighted assets and financial ratios as of December 31, 2013 and September 30, 2013 were revised to conform to the current period calculation.

Bank of Hawaii Corporation and Subsidiaries
Net Significant Items					Table 2
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2014	2014	2013	2014	2013
Investment Securities Gains, Net	$1,858	$2,079	$—	$6,097	$—
Decrease in Allowance for Loan and Lease Losses	3,476	288	896	5,092	5,178
Separation Expense	(14)	(87)	(1,753)	(650)	(4,092)
Operating Losses	—	—	—	(730)	—
Significant Items Before the Provision (Benefit) for Income Taxes	5,320	2,280	(857)	9,809	1,086
Release of Tax Reserve	—	—	(1,267)	(1,249)	(2,357)
Income Tax Impact	2,085	894	(300)	3,845	380
Net Significant Items	$3,235	$1,386	$710	$7,213	$3,063

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2014	2014	2013	2014	2013
Interest Income
Interest and Fees on Loans and Leases	$68,089	$65,818	$63,918	$197,433	$189,467
Income on Investment Securities
Available-for-Sale	10,286	10,697	12,038	31,743	42,962
Held-to-Maturity	26,067	26,938	24,137	80,894	63,180
Deposits	3	1	3	7	7
Funds Sold	176	168	177	481	310
Other	302	302	301	906	870
Total Interest Income	104,923	103,924	100,574	311,464	296,796
Interest Expense
Deposits	2,391	2,393	2,500	7,142	7,725
Securities Sold Under Agreements to Repurchase	6,523	6,465	6,551	19,385	20,307
Funds Purchased	3	4	4	10	36
Long-Term Debt	627	650	632	1,903	1,941
Total Interest Expense	9,544	9,512	9,687	28,440	30,009
Net Interest Income	95,379	94,412	90,887	283,024	266,787
Provision for Credit Losses	(2,665)	(2,199)	—	(4,864)	—
Net Interest Income After Provision for Credit Losses	98,044	96,611	90,887	287,888	266,787
Noninterest Income
Trust and Asset Management	11,716	12,005	11,717	35,573	35,692
Mortgage Banking	1,646	1,804	4,132	5,455	16,363
Service Charges on Deposit Accounts	9,095	8,638	9,385	26,611	27,798
Fees, Exchange, and Other Service Charges	13,390	13,370	12,732	39,699	37,799
Investment Securities Gains, Net	1,858	2,079	—	6,097	—
Insurance	2,348	1,930	2,177	6,401	6,895
Bank-Owned Life Insurance	1,644	1,519	1,365	4,765	3,997
Other	3,253	3,136	3,618	9,598	12,401
Total Noninterest Income	44,950	44,481	45,126	134,199	140,945
Noninterest Expense
Salaries and Benefits	45,530	45,081	46,552	137,508	140,568
Net Occupancy	9,334	9,254	9,847	28,005	29,143
Net Equipment	4,473	4,669	4,572	13,745	13,529
Data Processing	3,665	3,842	3,697	11,156	10,013
Professional Fees	1,835	2,613	2,119	6,708	6,736
FDIC Insurance	1,750	2,055	1,913	5,881	5,811
Other	14,443	13,568	14,277	42,656	42,745
Total Noninterest Expense	81,030	81,082	82,977	245,659	248,545
Income Before Provision for Income Taxes	61,964	60,010	53,036	176,428	159,187
Provision for Income Taxes	20,195	18,520	15,332	54,577	47,740
Net Income	$41,769	$41,490	$37,704	$121,851	$111,447
Basic Earnings Per Share	$0.95	$0.94	$0.85	$2.77	$2.51
Diluted Earnings Per Share	$0.95	$0.94	$0.85	$2.75	$2.50
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.35	$1.35
Basic Weighted Average Shares	43,859,396	44,053,899	44,267,356	44,034,047	44,433,967
Diluted Weighted Average Shares	44,088,553	44,246,431	44,479,472	44,250,033	44,588,777

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2014	2014	2013	2014	2013
Net Income	$41,769	$41,490	$37,704	$121,851	$111,447
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	403	8,617	(6,986)	15,291	(63,199)
Defined Benefit Plans	157	156	202	469	481
Total Other Comprehensive Income (Loss)	560	8,773	(6,784)	15,760	(62,718)
Comprehensive Income	$42,329	$50,263	$30,920	$137,611	$48,729

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2014	2014	2013	2013
Assets
Interest-Bearing Deposits	$3,883	$4,552	$3,617	$3,048
Funds Sold	377,303	796,275	271,414	254,940
Investment Securities
Available-for-Sale	2,220,913	2,209,763	2,243,697	2,277,136
Held-to-Maturity (Fair Value of $4,576,396; $4,743,012; $4,697,587; and $4,621,491)	4,557,614	4,704,551	4,744,519	4,633,399
Loans Held for Sale	2,382	3,678	6,435	18,795
Loans and Leases	6,606,350	6,426,353	6,095,387	6,006,642
Allowance for Loan and Lease Losses	(110,362)	(113,838)	(115,454)	(123,680)
Net Loans and Leases	6,495,988	6,312,515	5,979,933	5,882,962
Total Earning Assets	13,658,083	14,031,334	13,249,615	13,070,280
Cash and Noninterest-Bearing Deposits	172,386	141,950	188,715	131,228
Premises and Equipment	107,560	108,116	108,636	105,181
Accrued Interest Receivable	46,641	44,311	43,930	46,047
Foreclosed Real Estate	3,562	3,944	3,205	3,036
Mortgage Servicing Rights	25,559	26,397	28,123	28,015
Goodwill	31,517	31,517	31,517	31,517
Other Assets	464,858	456,936	430,539	433,567
Total Assets	$14,510,166	$14,844,505	$14,084,280	$13,848,871

Liabilities
Deposits
Noninterest-Bearing Demand	$3,824,544	$4,070,334	$3,681,128	$3,524,638
Interest-Bearing Demand	2,369,434	2,566,240	2,355,608	2,320,452
Savings	4,738,364	4,525,593	4,560,150	4,503,963
Time	1,429,099	1,507,867	1,317,770	1,259,081
Total Deposits	12,361,441	12,670,034	11,914,656	11,608,134
Funds Purchased	8,459	8,467	9,982	9,983
Securities Sold Under Agreements to Repurchase	700,203	745,626	770,049	847,239
Long-Term Debt	173,926	173,671	174,706	174,717
Retirement Benefits Payable	35,152	35,017	34,965	47,338
Accrued Interest Payable	6,086	5,099	4,871	6,040
Taxes Payable and Deferred Taxes	42,468	42,131	34,907	40,364
Other Liabilities	125,018	113,659	128,168	122,370
Total Liabilities	13,452,753	13,793,704	13,072,304	12,856,185
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2014 - 57,633,855 / 43,993,729;
June 30, 2014 - 57,631,552 / 44,297,228; December 31, 2013 - 57,480,846 / 44,490,385;
and September 30, 2013 - 57,487,855 / 44,539,247)	573	573	572	572
Capital Surplus	529,530	527,284	522,505	520,510
Accumulated Other Comprehensive Loss	(16,063)	(16,623)	(31,823)	(33,510)
Retained Earnings	1,213,339	1,191,512	1,151,754	1,132,996
Treasury Stock, at Cost (Shares: September 30, 2014 - 13,640,126; June 30, 2014 - 13,334,324;
December 31, 2013 - 12,990,461; and September 30, 2013 - 12,948,608)	(669,966)	(651,945)	(631,032)	(627,882)
Total Shareholders' Equity	1,057,413	1,050,801	1,011,976	992,686
Total Liabilities and Shareholders' Equity	$14,510,166	$14,844,505	$14,084,280	$13,848,871

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
Common Shares		Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2013	44,490,385	$572	$522,505	$(31,823)	$1,151,754	$(631,032)	$1,011,976
Net Income	—	—	—	—	121,851	—	121,851
Other Comprehensive Income	—	—	—	15,760	—	—	15,760
Share-Based Compensation	—	—	5,831	—	—	—	5,831
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	314,579	1	1,194	—	(318)	7,976	8,853
Common Stock Repurchased	(811,235)	—	—	—	—	(46,910)	(46,910)
Cash Dividends Declared ($1.35 per share)	—	—	—	—	(59,948)	—	(59,948)
Balance as of September 30, 2014	43,993,729	$573	$529,530	$(16,063)	$1,213,339	$(669,966)	$1,057,413

Balance as of December 31, 2012	44,754,835	$571	$515,619	$29,208	$1,084,477	$(608,210)	$1,021,665
Net Income	—	—	—	—	111,447	—	111,447
Other Comprehensive Loss	—	—	—	(62,718)			(62,718)
Share-Based Compensation	—	—	4,226	—	—	—	4,226
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	444,951	1	665	—	(2,458)	13,521	11,729
Common Stock Repurchased	(660,539)	—	—	—	—	(33,193)	(33,193)
Cash Dividends Declared ($1.35 per share)	—	—	—	—	(60,470)	—	(60,470)
Balance as of September 30, 2013	44,539,247	$572	$520,510	$(33,510)	$1,132,996	$(627,882)	$992,686

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2014			June 30, 2014			September 30, 2013
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.1	$—	0.24%	$4.0	$—	0.12%	$4.3	$—	0.30%
Funds Sold	326.2	0.2	0.21	308.3	0.2	0.22	335.3	0.2	0.21
Investment Securities
Available-for-Sale	2,212.0	12.3	2.22	2,226.7	12.7	2.28	2,495.9	13.7	2.18
Held-to-Maturity	4,641.1	26.9	2.32	4,756.8	27.8	2.34	4,385.5	25.0	2.28
Loans Held for Sale	2.0	—	4.03	3.6	—	4.33	16.7	0.2	4.42
Loans and Leases [1]
Commercial and Industrial	980.8	8.9	3.61	950.2	8.1	3.42	877.3	7.7	3.49
Commercial Mortgage	1,350.6	13.3	3.89	1,302.2	12.7	3.91	1,164.9	12.1	4.12
Construction	126.2	1.3	4.20	103.2	1.2	4.48	120.1	1.4	4.71
Commercial Lease Financing	235.1	2	3.33	241.2	1.7	2.80	253.0	1.5	2.32
Residential Mortgage	2,396.7	25.3	4.22	2,323.5	25.4	4.38	2,255.9	25.3	4.49
Home Equity	823.3	8.1	3.92	805.9	7.9	3.93	757.6	7.9	4.13
Automobile	296.6	4	5.29	280.6	3.7	5.33	240.6	3.3	5.43
Other [2]	279.5	5.2	7.45	267.8	5.1	7.65	223.5	4.6	8.23
Total Loans and Leases	6,488.8	68.1	4.18	6,274.6	65.8	4.20	5,892.9	63.8	4.31
Other	71.4	0.3	1.69	74.1	0.3	1.63	78.1	0.3	1.54
Total Earning Assets [3]	13,745.6	107.8	3.13	13,648.1	106.8	3.13	13,208.7	103.2	3.11
Cash and Noninterest-Bearing Deposits	152.4			138.3			140.3
Other Assets	474.4			467.0			420.7
Total Assets	$14,372.4			$14,253.4			$13,769.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,417.4	0.2	0.03	$2,359.2	0.2	0.03	$2,147.8	0.1	0.03
Savings	4,591.4	1.0	0.09	4,540.3	1.0	0.09	4,485.3	1.0	0.09
Time	1,440.1	1.2	0.34	1,506.5	1.2	0.33	1,401.5	1.4	0.38
Total Interest-Bearing Deposits	8,448.9	2.4	0.11	8,406.0	2.4	0.11	8,034.6	2.5	0.12
Short-Term Borrowings	9.3	—	0.14	9.3	—	0.14	11.7	—	0.14
Securities Sold Under Agreements to Repurchase	715.6	6.5	3.57	789.9	6.5	3.24	847.2	6.6	3.03
Long-Term Debt	173.8	0.6	1.44	175.3	0.6	1.49	174.7	0.6	1.44
Total Interest-Bearing Liabilities	9,347.6	9.5	0.40	9,380.5	9.5	0.40	9,068.2	9.7	0.42
Net Interest Income		$98.3			$97.3			$93.5
Interest Rate Spread			2.73%			2.73%			2.69%
Net Interest Margin			2.85%			2.86%			2.83%
Noninterest-Bearing Demand Deposits	3,751.8			3,624.0			3,444.6
Other Liabilities	208.4			200.5			261.2
Shareholders' Equity	1,064.6			1,048.4			995.7
Total Liabilities and Shareholders' Equity	$14,372.4			$14,253.4			$13,769.7

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,873,000, $2,874,000, and $2,597,000 for the three months ended
September 30, 2014, June 30, 2014, and September 30, 2013, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2013
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.6	$—	0.20%	$4.2	$—	0.22%
Funds Sold	301.9	0.5	0.21	220.7	0.3	0.19
Investment Securities
Available-for-Sale	2,221.6	37.6	2.26	3,007.0	49.2	2.18
Held-to-Maturity	4,716.9	83.5	2.36	3,895.6	64.1	2.19
Loans Held for Sale	3.3	0.1	4.43	19.3	0.6	4.05
Loans and Leases [1]
Commercial and Industrial	951.8	24.8	3.48	852.1	23.1	3.62
Commercial Mortgage	1,301.3	38.6	3.97	1,124.6	34.5	4.10
Construction	109.0	3.6	4.35	114.4	4.1	4.79
Commercial Lease Financing	240.6	5.1	2.81	263.6	4.7	2.36
Residential Mortgage	2,336.1	75.1	4.29	2,273.0	76.8	4.51
Home Equity	803.8	23.7	3.94	759.4	23.6	4.14
Automobile	280.3	11.2	5.33	226.6	9.3	5.51
Other [2]	267.6	15.3	7.66	212.7	13.1	8.26
Total Loans and Leases	6,290.5	197.4	4.19	5,826.4	189.2	4.34
Other	74.1	0.9	1.63	78.6	0.9	1.48
Total Earning Assets [3]	13,612.9	320.0	3.14	13,051.8	304.3	3.11
Cash and Noninterest-Bearing Deposits	144.5			139.7
Other Assets	463.7			442.4
Total Assets	$14,221.1			$13,633.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,367.8	0.5	0.03	$2,105.1	0.4	0.03
Savings	4,549.4	2.9	0.09	4,448.5	3.0	0.09
Time	1,440.1	3.7	0.35	1,431.6	4.3	0.41
Total Interest-Bearing Deposits	8,357.3	7.1	0.11	7,985.2	7.7	0.13
Short-Term Borrowings	9.5	—	0.14	32.9	—	0.14
Securities Sold Under Agreements to Repurchase	766.4	19.4	3.34	801.5	20.3	3.34
Long-Term Debt	174.6	1.9	1.45	169.7	2.0	1.53
Total Interest-Bearing Liabilities	9,307.8	28.4	0.40	8,989.3	30.0	0.44
Net Interest Income		$291.6			$274.3
Interest Rate Spread			2.74%			2.67%
Net Interest Margin			2.86%			2.81%
Noninterest-Bearing Demand Deposits	3,659.2			3,352.6
Other Liabilities	205.2			270.5
Shareholders' Equity	1,048.9			1,021.5
Total Liabilities and Shareholders' Equity	$14,221.1			$13,633.9

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $8,571,000 and $7,498,000 for the nine months ended September 30, 2014 and 2013, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2014
	Compared to June 30, 2014
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$(0.1)	$(0.3)	$(0.4)
Held-to-Maturity	(0.7)	(0.2)	(0.9)
Loans and Leases
Commercial and Industrial	0.3	0.5	0.8
Commercial Mortgage	0.6	—	0.6
Construction	0.2	(0.1)	0.1
Commercial Lease Financing	—	0.3	0.3
Residential Mortgage	0.8	(0.9)	(0.1)
Home Equity	0.2	—	0.2
Automobile	0.3	—	0.3
Other [2]	0.3	(0.2)	0.1
Total Loans and Leases	2.7	(0.4)	2.3
Total Change in Interest Income	1.9	(0.9)	1.0

Change in Interest Expense:
Securities Sold Under Agreements to Repurchase	(0.7)	0.7	—
Total Change in Interest Expense	(0.7)	0.7	—

Change in Net Interest Income	$2.6	$(1.6)	$1.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2014
	Compared to September 30, 2013
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$(1.6)	$0.2	$(1.4)
Held-to-Maturity	1.5	0.4	1.9
Loans Held for Sale	(0.2)	—	(0.2)
Loans and Leases
Commercial and Industrial	0.9	0.3	1.2
Commercial Mortgage	1.9	(0.7)	1.2
Construction	0.1	(0.2)	(0.1)
Commercial Lease Financing	(0.1)	0.6	0.5
Residential Mortgage	1.5	(1.5)	—
Home Equity	0.6	(0.4)	0.2
Automobile	0.8	(0.1)	0.7
Other [2]	1.1	(0.5)	0.6
Total Loans and Leases	6.8	(2.5)	4.3
Total Change in Interest Income	6.5	(1.9)	4.6

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	—	0.1
Time	—	(0.2)	(0.2)
Total Interest-Bearing Deposits	0.1	(0.2)	(0.1)
Securities Sold Under Agreements to Repurchase	(1.1)	1.0	(0.1)
Total Change in Interest Expense	(1.0)	0.8	(0.2)

Change in Net Interest Income	$7.5	$(2.7)	$4.8

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2014
	Compared to September 30, 2013
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$0.1	$0.2
Investment Securities
Available-for-Sale	(13.3)	1.7	(11.6)
Held-to-Maturity	14.3	5.1	19.4
Loans Held for Sale	(0.5)	—	(0.5)
Loans and Leases
Commercial and Industrial	2.6	(0.9)	1.7
Commercial Mortgage	5.3	(1.2)	4.1
Construction	(0.2)	(0.3)	(0.5)
Commercial Lease Financing	(0.4)	0.8	0.4
Residential Mortgage	2.1	(3.8)	(1.7)
Home Equity	1.3	(1.2)	0.1
Automobile	2.2	(0.3)	1.9
Other [2]	3.2	(1.0)	2.2
Total Loans and Leases	16.1	(7.9)	8.2
Other	(0.1)	0.1	—
Total Change in Interest Income	16.6	(0.9)	15.7

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	—	0.1
Savings	—	(0.1)	(0.1)
Time	—	(0.6)	(0.6)
Total Interest-Bearing Deposits	0.1	(0.7)	(0.6)
Securities Sold Under Agreements to Repurchase	(0.9)	—	(0.9)
Long-Term Debt	0.1	(0.2)	(0.1)
Total Change in Interest Expense	(0.7)	(0.9)	(1.6)

Change in Net Interest Income	$17.3	$—	$17.3

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2014	2014	2013	2014	2013
Salaries	$28,990	$28,544	$28,985	$85,448	$86,753
Incentive Compensation	4,242	4,359	4,242	12,832	11,887
Share-Based Compensation	2,226	2,271	1,333	6,466	3,774
Commission Expense	1,283	1,106	1,888	3,448	5,652
Retirement and Other Benefits	4,056	3,811	4,144	12,853	12,106
Payroll Taxes	2,162	2,179	2,335	7,909	9,151
Medical, Dental, and Life Insurance	2,557	2,724	1,872	7,902	7,153
Separation Expense	14	87	1,753	650	4,092
Total Salaries and Benefits	$45,530	$45,081	$46,552	$137,508	$140,568

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2014	2014	2014	2013	2013
Commercial
Commercial and Industrial	$991,157	$988,940	$955,599	$911,367	$895,040
Commercial Mortgage	1,373,289	1,345,549	1,284,181	1,247,510	1,203,670
Construction	132,097	121,434	91,452	107,349	124,230
Lease Financing	232,381	237,585	240,931	262,207	255,550
Total Commercial	2,728,924	2,693,508	2,572,163	2,528,433	2,478,490
Consumer
Residential Mortgage	2,444,989	2,355,085	2,305,153	2,282,894	2,282,305
Home Equity	838,206	811,180	797,341	773,385	765,841
Automobile	306,003	287,794	273,553	255,986	246,704
Other [1]	288,228	278,786	261,647	254,689	233,302
Total Consumer	3,877,426	3,732,845	3,637,694	3,566,954	3,528,152
Total Loans and Leases	$6,606,350	$6,426,353	$6,209,857	$6,095,387	$6,006,642

Higher Risk Loans and Leases Outstanding
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2014	2014	2014	2013	2013
Residential Land Loans [2]	$9,117	$10,016	$11,086	$11,922	$13,635
Home Equity Loans [3]	9,914	11,307	11,846	12,594	12,588
Air Transportation Leases [4]	21,668	24,917	24,969	26,152	26,492
Total Higher Risk Loans and Leases	$40,699	$46,240	$47,901	$50,668	$52,715

[1] Comprised of other revolving credit, installment, and lease financing.
2 We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.
[3] Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.
4 We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2014	2014	2014	2013	2013
Consumer	$5,972,435	$5,938,123	$5,960,485	$5,829,352	$5,707,125
Commercial	5,070,080	5,207,026	4,742,308	4,814,076	4,680,370
Public and Other	1,318,926	1,524,885	1,341,680	1,271,228	1,220,639
Total Deposits	$12,361,441	$12,670,034	$12,044,473	$11,914,656	$11,608,134

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2014	2014	2014	2013	2013
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$8,952	$10,437	$11,239	$11,929	$5,295
Commercial Mortgage	1,366	1,403	1,421	2,512	2,355
Total Commercial	10,318	11,840	12,660	14,441	7,650
Consumer
Residential Mortgage	16,756	15,818	19,003	20,264	20,637
Home Equity	2,671	2,787	1,935	1,740	2,509
Total Consumer	19,427	18,605	20,938	22,004	23,146
Total Non-Accrual Loans and Leases	29,745	30,445	33,598	36,445	30,796
Foreclosed Real Estate	3,562	3,944	3,450	3,205	3,036
Total Non-Performing Assets	$33,307	$34,389	$37,048	$39,650	$33,832

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$14	$—	$150	$1,173	$8
Total Commercial	14	—	150	1,173	8
Consumer
Residential Mortgage	4,819	6,082	5,729	4,564	7,460
Home Equity	2,816	2,505	2,845	3,009	2,896
Automobile	612	236	346	322	193
Other [1]	842	844	644	790	841
Total Consumer	9,089	9,667	9,564	8,685	11,390
Total Accruing Loans and Leases Past Due 90 Days or More	$9,103	$9,667	$9,714	$9,858	$11,398
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$45,169	$43,625	$44,473	$51,123	$39,845
Total Loans and Leases	$6,606,350	$6,426,353	$6,209,857	$6,095,387	$6,006,642

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.45%	0.47%	0.54%	0.60%	0.51%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.50%	0.53%	0.60%	0.65%	0.56%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.42%	0.48%	0.53%	0.61%	0.35%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.56%	0.57%	0.64%	0.68%	0.71%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.64%	0.69%	0.75%	0.81%	0.75%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$34,389	$37,048	$39,650	$33,832	$36,431
Additions	2,565	2,798	2,491	13,040	3,395
Reductions
Payments	(2,381)	(2,753)	(1,855)	(932)	(2,954)
Return to Accrual Status	(704)	(904)	(1,864)	(2,308)	(1,166)
Sales of Foreclosed Real Estate	(449)	(1,782)	(737)	(1,431)	(1,498)
Charge-offs/Write-downs	(113)	(18)	(637)	(2,551)	(376)
Total Reductions	(3,647)	(5,457)	(5,093)	(7,222)	(5,994)
Balance at End of Quarter	$33,307	$34,389	$37,048	$39,650	$33,832

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2014	2014	2013	2014	2013
Balance at Beginning of Period	$119,725	$120,136	$130,494	$121,521	$134,276
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(229)	(749)	(607)	(1,797)	(1,255)
Lease Financing	—	(66)	(16)	(66)	(16)
Consumer
Residential Mortgage	(22)	(323)	(405)	(674)	(1,828)
Home Equity	(475)	(553)	(1,106)	(1,379)	(4,499)
Automobile	(957)	(711)	(457)	(2,585)	(1,461)
Other [1]	(1,978)	(1,595)	(2,083)	(5,195)	(5,618)
Total Loans and Leases Charged-Off	(3,661)	(3,997)	(4,674)	(11,696)	(14,677)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	1,177	2,132	498	4,229	1,373
Commercial Mortgage	14	15	519	43	543
Construction	8	8	11	21	357
Lease Financing	3	1	11	6	33
Consumer
Residential Mortgage	299	2,335	1,290	2,906	2,712
Home Equity	531	351	614	1,433	1,697
Automobile	322	343	348	1,110	1,265
Other [1]	496	723	488	1,720	1,520
Total Recoveries on Loans and Leases Previously Charged-Off	2,850	5,908	3,779	11,468	9,500
Net Loans and Leases Recovered (Charged-Off)	(811)	1,911	(895)	(228)	(5,177)
Provision for Credit Losses	(2,665)	(2,199)	—	(4,864)	—
Provision for Unfunded Commitments	—	(123)	148	(180)	648
Balance at End of Period [2]	$116,249	$119,725	$129,747	$116,249	$129,747

Components
Allowance for Loan and Lease Losses	$110,362	$113,838	$123,680	$110,362	$123,680
Reserve for Unfunded Commitments	5,887	5,887	6,067	5,887	6,067
Total Reserve for Credit Losses	$116,249	$119,725	$129,747	$116,249	$129,747

Average Loans and Leases Outstanding	$6,488,780	$6,274,595	$5,892,888	$6,290,548	$5,826,424

Ratio of Net Loans and Leases Charged-Off (Recovered) to
Average Loans and Leases Outstanding (annualized)	0.05%	(0.12)%	0.06%	—%	0.12%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.67%	1.77%	2.06%	1.67%	2.06%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the
Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended September 30, 2014
Net Interest Income	$46,863	$31,533	$2,676	$14,307	$95,379
Provision for Credit Losses	1,853	(834)	(9)	(3,675)	(2,665)
Net Interest Income After Provision for Credit Losses	45,010	32,367	2,685	17,982	98,044
Noninterest Income	20,265	5,692	14,459	4,534	44,950
Noninterest Expense	(48,963)	(16,190)	(13,443)	(2,434)	(81,030)
Income Before Provision for Income Taxes	16,312	21,869	3,701	20,082	61,964
Provision for Income Taxes	(5,807)	(7,669)	(1,370)	(5,349)	(20,195)
Net Income	$10,505	$14,200	$2,331	$14,733	$41,769
Total Assets as of September 30, 2014	$3,936,206	$2,640,763	$192,739	$7,740,458	$14,510,166

Three Months Ended September 30, 2013 [1]
Net Interest Income	$41,404	$25,119	$2,574	$21,790	$90,887
Provision for Credit Losses	1,629	(691)	(19)	(919)	—
Net Interest Income After Provision for Credit Losses	39,775	25,810	2,593	22,709	90,887
Noninterest Income	21,785	6,411	14,348	2,582	45,126
Noninterest Expense	(50,150)	(15,746)	(13,590)	(3,491)	(82,977)
Income Before Provision for Income Taxes	11,410	16,475	3,351	21,800	53,036
Provision for Income Taxes	(4,222)	(5,666)	(1,240)	(4,204)	(15,332)
Net Income	$7,188	$10,809	$2,111	$17,596	$37,704
Total Assets as of September 30, 2013	$3,611,412	$2,356,723	$199,556	$7,681,180	$13,848,871

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Nine Months Ended September 30, 2014
Net Interest Income	$134,776	$86,316	$7,895	$54,037	$283,024
Provision for Credit Losses	2,895	(2,164)	(303)	(5,292)	(4,864)
Net Interest Income After Provision for Credit Losses	131,881	88,480	8,198	59,329	287,888
Noninterest Income	59,890	17,223	43,206	13,880	134,199
Noninterest Expense	(147,737)	(49,215)	(40,842)	(7,865)	(245,659)
Income Before Provision for Income Taxes	44,034	56,488	10,562	65,344	176,428
Provision for Income Taxes	(16,017)	(19,572)	(3,908)	(15,080)	(54,577)
Net Income	$28,017	$36,916	$6,654	$50,264	$121,851
Total Assets as of September 30, 2014	$3,936,206	$2,640,763	$192,739	$7,740,458	$14,510,166

Nine Months Ended September 30, 2013 [1]
Net Interest Income	$122,442	$73,975	$7,938	$62,432	$266,787
Provision for Credit Losses	6,775	(1,501)	(52)	(5,222)	—
Net Interest Income After Provision for Credit Losses	115,667	75,476	7,990	67,654	266,787
Noninterest Income	67,686	20,382	44,446	8,431	140,945
Noninterest Expense	(150,838)	(47,957)	(40,954)	(8,796)	(248,545)
Income Before Provision for Income Taxes	32,515	47,901	11,482	67,289	159,187
Provision for Income Taxes	(12,030)	(16,413)	(4,248)	(15,049)	(47,740)
Net Income	$20,485	$31,488	$7,234	$52,240	$111,447
Total Assets as of September 30, 2013	$3,611,412	$2,356,723	$199,556	$7,681,180	$13,848,871

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2014	2014	2014	2013	2013
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$68,089	$65,818	$63,526	$63,809	$63,918
Income on Investment Securities
Available-for-Sale	10,286	10,697	10,760	10,608	12,038
Held-to-Maturity	26,067	26,938	27,889	26,882	24,137
Deposits	3	1	3	3	3
Funds Sold	176	168	137	105	177
Other	302	302	302	302	301
Total Interest Income	104,923	103,924	102,617	101,709	100,574
Interest Expense
Deposits	2,391	2,393	2,358	2,418	2,500
Securities Sold Under Agreements to Repurchase	6,523	6,465	6,397	6,530	6,551
Funds Purchased	3	4	3	8	4
Short-Term Borrowings	—	—	—	2	—
Long-Term Debt	627	650	626	631	632
Total Interest Expense	9,544	9,512	9,384	9,589	9,687
Net Interest Income	95,379	94,412	93,233	92,120	90,887
Provision for Credit Losses	(2,665)	(2,199)	—	—	—
Net Interest Income After Provision for Credit Losses	98,044	96,611	93,233	92,120	90,887
Noninterest Income
Trust and Asset Management	11,716	12,005	11,852	12,240	11,717
Mortgage Banking	1,646	1,804	2,005	2,823	4,132
Service Charges on Deposit Accounts	9,095	8,638	8,878	9,326	9,385
Fees, Exchange, and Other Service Charges	13,390	13,370	12,939	12,670	12,732
Investment Securities Gains, Net	1,858	2,079	2,160	—	—
Insurance	2,348	1,930	2,123	2,295	2,177
Bank-Owned Life Insurance	1,644	1,519	1,602	1,895	1,365
Other	3,253	3,136	3,209	4,029	3,618
Total Noninterest Income	44,950	44,481	44,768	45,278	45,126
Noninterest Expense
Salaries and Benefits	45,530	45,081	46,897	43,643	46,552
Net Occupancy	9,334	9,254	9,417	9,602	9,847
Net Equipment	4,473	4,669	4,603	4,837	4,572
Data Processing	3,665	3,842	3,649	3,827	3,697
Professional Fees	1,835	2,613	2,260	2,669	2,119
FDIC Insurance	1,750	2,055	2,076	1,954	1,913
Other	14,443	13,568	14,645	15,892	14,277
Total Noninterest Expense	81,030	81,082	83,547	82,424	82,977
Income Before Provision for Income Taxes	61,964	60,010	54,454	54,974	53,036
Provision for Income Taxes	20,195	18,520	15,862	15,919	15,332
Net Income	$41,769	$41,490	$38,592	$39,055	$37,704

Basic Earnings Per Share	$0.95	$0.94	$0.87	$0.88	$0.85
Diluted Earnings Per Share	$0.95	$0.94	$0.87	$0.88	$0.85

Balance Sheet Totals
Loans and Leases	$6,606,350	$6,426,353	$6,209,857	$6,095,387	$6,006,642
Total Assets	14,510,166	14,844,505	14,263,118	14,084,280	13,848,871
Total Deposits	12,361,441	12,670,034	12,044,473	11,914,656	11,608,134
Total Shareholders' Equity	1,057,413	1,050,801	1,028,904	1,011,976	992,686

Performance Ratios
Return on Average Assets	1.15%	1.17%	1.12%	1.12%	1.09%
Return on Average Shareholders' Equity	15.57	15.87	15.15	15.36	15.02
Efficiency Ratio [1]	57.74	58.38	60.54	59.99	61.01
Net Interest Margin [2]	2.85	2.86	2.87	2.85	2.83

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2014		December 31, 2013		December 31, 2012
Hawaii Economic Trends
State General Fund Revenues [1]	$3,618.8	(0.9)%	$5,451.3	3.7%	$5,259.1	12.8%
General Excise and Use Tax Revenue [1]	$2,002.3	0.5%	$2,907.6	2.2%	$2,844.7	9.9%
Jobs [2]	634.1		623.1		619.3

				September 30,	December 31,
(spot rates)				2014	2013	2012
Unemployment [3]
Statewide, seasonally adjusted				4.2%	4.7%	5.1%

Oahu				4.0	3.8	4.2
Island of Hawaii				5.4	5.9	6.9
Maui				4.3	4.7	5.2
Kauai				4.8	5.2	6.1

				August 31,	December 31,
(percentage change, except months of inventory)				2014	2013	2012
Housing Trends (Single Family Oahu) [4]
Median Home Price				4.6%	4.8%	7.8%
Home Sales Volume (units)				1.6%	4.6%	6.5%
Months of Inventory				2.9	2.7	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
August 31, 2014				730.7		(1.3)
July 31, 2014				772.1		2.5
June 30, 2014				725.1		1.9
May 31, 2014				649.1		1.8
April 30, 2014				662.6		(0.7)
March 31, 2014				728.8		(5.2)
February 28, 2014				646.8		(4.3)
January 31, 2014				682.6		0.1
December 31, 2013				722.4		(1.9)
November 30, 2013				620.1		(5.5)
October 31, 2013				636.2		(1.6)
September 30, 2013				594.2		(1.0)
August 31, 2013				740.6		2.1
July 31, 2013				753.3		4.6
June 30, 2013				711.3		5.0
May 31, 2013				637.5		2.4
April 30, 2013				667.0		3.1
March 31, 2013				769.1		7.6
February 28, 2013				675.5		7.8
January 31, 2013				681.9		5.9
December 31, 2012				733.7		6.3
November 30, 2012				651.2		14.5
October 31, 2012				640.7		8.6
September 30, 2012				595.0		6.1
August 31, 2012				725.6		11.0
July 31, 2012				720.4		7.8
June 30, 2012				677.2		11.5
May 31, 2012				622.9		12.5

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor
[3] Source: Hawaii Department of Labor and Industrial Relations
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority
Note: Certain prior period seasonally adjusted information has been revised.